Exhibit 8.1 - List of Subsidiaries of Santander UK plc as at 31 December 2011

	Company Name	Domicile
1	2 & 3 Triton Limited	United Kingdom
2	A & L CF (Guernsey) Limited	Guernsey
3	A & L CF (Jersey) Limited	Jersey
4	A & L CF (Jersey) No.2 Limited	Jersey
5	A & L CF December (1) Limited	United Kingdom
6	A & L CF December (10) Limited	United Kingdom
7	A & L CF December (11) Limited	United Kingdom
8	A & L CF June (1) Limited	United Kingdom
9	A & L CF June (2) Limited	United Kingdom
10	A & L CF June (3) Limited	United Kingdom
11	A & L CF June (8) Limited	United Kingdom
12	A & L CF March (1) Limited	United Kingdom
13	A & L CF March (5) Limited	United Kingdom
14	A & L CF March (6) Limited	United Kingdom
15	A & L CF September (3) Limited	United Kingdom
16	A & L CF September (4) Limited	United Kingdom
17	A & L CF September (5) Limited	United Kingdom
18	A&L Services Limited	United Kingdom
19	A N (123) plc	United Kingdom
20	Abbey Business Services (India) Private Limited	India
21	Abbey Covered Bonds LLP	United Kingdom
22	Abbey National (America) Holdings Inc.	United States
23	Abbey National (America) Holdings Limited	United Kingdom
24	Abbey National (Holdings) Limited	United Kingdom
25	Abbey National American Investments Limited	United Kingdom
26	Abbey National Beta Investments Limited	United Kingdom
27	Abbey National Business Office Equipment Leasing Limited	United Kingdom
28	Abbey National Financial Investments 3 B.V.	Netherlands
29	Abbey National Financial Investments 4 B.V.	Netherlands
30	Abbey National GP (Jersey) Limited	Jersey
31	Abbey National Group Pension Schemes Trustees Limited	United Kingdom
32	Abbey National International Limited	Jersey
33	Abbey National Investments	United Kingdom
34	Abbey National Legacy Holdings Limited	United Kingdom
35	Abbey National Legacy Leasing Limited	United Kingdom
36	Abbey National Legacy Limited	United Kingdom
37	Abbey National Nominees Limited	United Kingdom
38	Abbey National North America Holdings Limited	United Kingdom
39	Abbey National North America LLC	United States
40	Abbey National Pension (Escrow Services) Limited	United Kingdom
41	Abbey National PLP (UK) Limited	United Kingdom
42	Abbey National Property Investments	United Kingdom
43	Abbey National Securities Inc.	United States
44	Abbey National September Leasing (3) Limited	United Kingdom
45	Abbey National Treasury Investments	United Kingdom
46	Abbey National Treasury Services (Transport Holdings) Limited	United Kingdom
47	Abbey National Treasury Services Investments Limited	United Kingdom
48	Abbey National Treasury Services Overseas Holdings	United Kingdom
49	Abbey National Treasury Services plc	United Kingdom
50	Abbey National UK Investments	United Kingdom
51	Abbey Stockbrokers (Nominees) Limited	United Kingdom
52	Abbey Stockbrokers Limited	United Kingdom
53	Alliance & Leicester (Holdings) Limited	United Kingdom
54	Alliance & Leicester (Jersey) Limited	United Kingdom
55	Alliance & Leicester Cash Solutions Limited	United Kingdom
56	Alliance & Leicester Commercial Bank plc	United Kingdom
57	Alliance & Leicester Commercial Finance (Holdings) plc	United Kingdom
58	Santander Estates Limited	United Kingdom
59	Alliance & Leicester International Limited	Isle of Man

60	Alliance & Leicester Investments (Derivatives No.3) Limited	United Kingdom
61	Alliance & Leicester Investments (Derivatives) Limited	United Kingdom
62	Alliance & Leicester Investments (No.2) Limited	United Kingdom
63	Alliance & Leicester Investments (No.4) Limited	United Kingdom
64	Alliance & Leicester Investments Limited	United Kingdom
65	Alliance & Leicester Personal Finance Limited	United Kingdom
66	Alliance & Leicester public limited company	United Kingdom
67	Alliance Corporate Services Limited	United Kingdom
68	ANITCO LIMITED	United Kingdom
69	CA Premier Banking Limited	United Kingdom
70	Carfax (Guernsey) Limited	Guernsey
71	Cater Allen Holdings Limited	United Kingdom
72	Cater Allen International Limited	United Kingdom
73	Cater Allen Limited	United Kingdom
74	Cater Allen Lloyd’s Holdings Limited	United Kingdom
75	Cater Allen Pensions Limited	United Kingdom
76	Cater Allen Syndicate Management Limited	United Kingdom
77	Charta Leasing No.1 Limited	United Kingdom
78	Charta Leasing No.2 Limited	United Kingdom
79	First National Motor Business Limited	United Kingdom
80	First National Motor Contracts Limited	United Kingdom
81	First National Motor Facilities Limited	United Kingdom
82	First National Motor Finance Limited	United Kingdom
83	First National Motor Leasing Limited	United Kingdom
84	First National Motor plc	United Kingdom
85	First National Tricity Finance Limited	United Kingdom
86	Girobank Carlton Investments Limited	United Kingdom
87	Insurance Funding Solutions Limited	United Kingdom
88	Liquidity Import Finance Limited	United Kingdom
89	Liquidity Limited	United Kingdom
90	Mitre Capital Partners Limited	United Kingdom
91	PSA Finance PLC	United Kingdom
92	Retail Financial Services Limited	United Kingdom
93	Santander Asset Finance (December) Limited	United Kingdom
94	Santander Asset Finance plc	United Kingdom
95	Santander Cards Ireland Limited	Ireland
96	Santander Cards Limited	United Kingdom
97	Santander Cards UK Limited	United Kingdom
98	Santander Consumer (UK) plc	United Kingdom
99	Santander Consumer Credit Services Limited	United Kingdom
100	Santander Global Consumer Finance Limited	United Kingdom
101	Santander Guarantee Company	United Kingdom
102	Santander Limited	United Kingdom
103	Santander PB UK (Holdings) Limited	United Kingdom
104	Santander Private Banking UK Limited	United Kingdom
105	Santander UK Foundation Limited	United Kingdom
106	Santander UK Loans Limited	United Kingdom
107	Scottish Mutual Pensions Limited	United Kingdom
108	Sheppards Moneybrokers Limited	United Kingdom
109	Solarlaser Limited	United Kingdom
110	Sovereign Spirit Limited	Bermuda
111	The Alliance & Leicester Corporation Limited	United Kingdom
112	The Prepaid Card Company Limited	United Kingdom
113	Time Finance Limited	United Kingdom
114	Time Retail Finance Limited	United Kingdom
115	Tuttle & Son Limited	United Kingdom
116	Viking Collection Services Limited	United Kingdom
117	Whitewick Limited	Jersey